UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2006

                               Indigo-Energy, Inc.
                        (Formerly Procare America, Inc.)
                        --------------------------------
               (Exact name of Registrant as specified in charter)


          Nevada                       2-75313                    84-0871427
 ---------------------------          ----------                ---------------
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)               Identification)


13350 Random Hills Road, Suite 800, Fairfax, VA                       22030
-----------------------------------------------                       -----
  (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code:       703 934 6189
                                                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

(b) On May 2, 2006, the registrant was advised by its independent auditor, Michael F. Cronin, CPA that disclosure should be made to prevent future reliance on previously issued financial statements for the interim periods ended September 30, 2005 and December 31, 2005 because the statements were filed without review by the independent auditor. The registrant's authorized officer discussed with the registrant's independent accountant the matters disclosed in this filing pursuant to this Item 4.02(b).

(c) The registrant has provided the independent accountant with a copy of this disclosure pursuant to Item 4.02(b) and has requested the independent accountant provide it with a letter addressed to the Securities and Exchange Commission stating whether the independent accountant agrees with the statements made by the registrant in this Item 4.02 and, if not, stating the respects in which it does not agree.

(d) The letter of Michael F. Cronin, CPA is filed as an exhibit to this Current Report.


Item 9.1   Financial Statements and Exhibits

(d) Exhibits

     7.1  Letter from Michael F. Cronin



                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Indigo-Energy, Inc.
                                                        (Registrant)

                                                      /s/ DAVID LARSON
                                                      -------------------
                                                        (Signature)
Date: May 2, 2006                                       DAVID LARSON



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